                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                                   Form 8-K/A
                       Amendment No. 1 to Current Report
                       Pursuant to Section 13 or 15(d) of
                      The Securities Exchange Act of 1934.
          Date of Report (date earliest event reported): July 31, 1995

                               CEDAR GROUP, INC.

             Delaware                               1-10372                               23-2577796
-----------------------------------        --------------------------        -------------------------------------
  State or other jurisdiction of            (Commission File Number)         (I.R.S. Employer Identification No.)
   incorporation or organization

                               500 Rue Notre Dame
                            Lachine, Quebec H9S 2B2
          ------------------------------------------------------------
                 Registrant's Telephone Number: (514) 634-3550

     The undersigned Registrant hereby amends the following portion of its current report on Form 8-K date July 31, 1995 and filed on August 14, 1995 as set forth below:

1.    Item 7 is hereby amended and restated as follows:

Item 7     Financial Statements and Exhibits
-------    ---------------------------------------------------------------------------------------
           (a)    Financial statements of business acquired
                  Filed as part of this Amendment for Steen Contractors Limited are the financial statements for the year ended December 31, 1994 and unaudited financial statements for the six months period ended June 30, 1995.

           (b)    Unaudited pro-forma combined condensed financial statements

                  Filed as part of this Amendment for Cedar Group, Inc. and subsidiaries are unaudited consolidated pro-forma financial statements for the year ended
                  September 30, 1994 and the nine month period ended June 30, 1995.

           (c)    Exhibits (referenced to Item 601 of Registration 8-K)

                  1.     Share Purchase Agreement dated as of April 1, 1995 (already filed)

                  2.     Term Loan Agreement dated as of Jule 31, 1995 between Cedar Group, Inc.
                         and BT Commercial Corporation. (already filed)

                                   SIGNATURES

     PURSUANT TO THE REQUIREMENTS OF THE SECURITIES EXCHANGE ACT. OF 1934, THE REGISTRANT HAS DULY CAUSED THIS AMENDMENT TO BE SIGNED ON ITS BEHALF BY THE UNDERSIGNED THEREUNTO DULY AUTHORIZED.

                                                CEDAR GROUP, INC.
DATED OCTOBER 12, 1995
                                                By:     /s/  Michel L. Marengere
                                                --------------------------------------------
                                                    Michel L. Marengere
                                                    Chairman and Chief Executive Officer

                           STEEN CONTRACTORS LIMITED

                       CONSOLIDATED FINANCIAL STATEMENTS

                     YEARS ENDED DECEMBER 31, 1994 AND 1993

                               (CANADIAN DOLLARS)

                                AUDITORS' REPORT

TO THE SHAREHOLDERS OF
STEEN CONTRACTORS LIMITED

     We have audited the accompanying consolidated balance sheet of Steen Contractors Limited as at December 31, 1994 and the related consolidated statements of retained earnings, operations and cash flow for the year then ended. These financial statements are the responsibility of the company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

     We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform an audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

     In our opinion, the 1994 financial statements referred to above, present fairly, in all material respects the consolidated financial position of the company as at December 31, 1994 and the consolidated results of its operations and its cash flow for the year then ended in conformity with accounting principles generally accepted in the United States.


ABRAMOVITCH, ABRAMOVITCH, CRAWFORD, RAPPAPORT & CO.


/SIGNED/
CHARTERED ACCOUNTANTS


April 11, 1995
Montreal, Canada

                           STEEN CONTRACTORS LIMITED
                           CONSOLIDATED BALANCE SHEET
                        AS AT DECEMBER 31, 1994 AND 1993
                               (CANADIAN DOLLARS)

                                     ASSETS

                                                                         1994             1993
                                                                      ----------       ----------
CURRENT:
Short-term investments and deposits (Note 2)....................     $ 5,339,025      $ 1,524,171
Accounts receivable, net of allowances of $1,424,653 in 1994 and
  $970,623 in 1993 (Note 15)....................................      16,017,777       17,088,455
Inventories (Note 3)............................................       2,507,017        2,551,023
Income taxes recoverable........................................          --              710,876
Loans and sundry receivable (Notes 5 and 15)....................         258,350           38,166
Deposits and prepaid expenses...................................         126,307          146,831
Cash surrender value of life insurance..........................       1,578,142        1,484,465
Advances to affiliated company (Note 4).........................         143,528          133,846
                                                                     -----------      -----------
                                                                      25,970,146       23,677,833
                                                                     -----------      -----------
OTHER:
Loans receivable (Note 5).......................................          58,143           72,195
                                                                     -----------      -----------
INVESTMENTS (Note 6)............................................              64               64
                                                                     -----------      -----------
CAPITAL ASSETS (Note 7).........................................         342,973          420,050
                                                                     -----------      -----------
                                                                     $26,371,326      $24,170,142
                                                                     ===========      ===========

        See accompanying notes to the consolidated financial statements

                           STEEN CONTRACTORS LIMITED
                           CONSOLIDATED BALANCE SHEET
                        AS AT DECEMBER 31, 1994 AND 1993
                               (CANADIAN DOLLARS)

                                 LIABILITIES

                                                                           1994           1993
                                                                        ----------     ----------
CURRENT:
  Bank indebtedness (Note 8)........................................   $ 1,162,734    $   543,010
  Accounts payable and accrued liabilities..........................    10,203,587      7,963,772
  Loan payable (Note 9).............................................        --            380,000
  Income taxes payable..............................................       460,218         --
  Advances on contracts.............................................     1,405,278      1,130,318
  Current portion of long-term debt (Note 10).......................        --             39,936
  Deferred income taxes (Note 11)...................................     1,232,055      2,153,692
  Advances from unincorporated joint venture........................     1,265,473        396,738
                                                                       -----------    -----------
                                                                        15,729,345     12,607,466
                                                                       -----------    -----------
                                      SHAREHOLDERS' EQUITY
CAPITAL STOCK: (Notes 12)...........................................       186,890        213,574
RETAINED EARNINGS...................................................    10,455,091     11,349,102
                                                                       -----------    -----------
                                                                        10,641,981     11,562,676
                                                                       -----------    -----------
                                                                       $26,371,326    $24,170,142
                                                                       ===========    ===========
CONTINGENCIES AND COMMITMENTS (Notes 6 and 14)......................

ON BEHALF OF THE BOARD

 .............................. Director

 .............................. Director

        See accompanying notes to the consolidated financial statements

                           STEEN CONTRACTORS LIMITED
                  CONSOLIDATED STATEMENT OF RETAINED EARNINGS
                     YEARS ENDED DECEMBER 31, 1994 AND 1993
                               (CANADIAN DOLLARS)

                                                                           1994           1993
                                                                        ----------     ----------
Balance, beginning of year..........................................    $11,349,102    $10,751,599
Net earnings for the year...........................................         79,305        597,503
Premium on redemption of common shares (Note 12)....................       (973,316)        --
                                                                        -----------    -----------
Balance, end of year................................................    $10,455,091    $11,349,102
                                                                        ===========    ===========

        See accompanying notes to the consolidated financial statements

                           STEEN CONTRACTORS LIMITED
                      CONSOLIDATED STATEMENT OF OPERATIONS
                     YEARS ENDED DECEMBER 31, 1994 AND 1993
                               (CANADIAN DOLLARS)

                                                                           1994           1993
                                                                        ----------     ----------
CONTRACT REVENUE: (Note 15).........................................    $50,295,436    $55,185,599
COST OF CONTRACTS:..................................................     46,539,069     50,529,821
                                                                        -----------    -----------
GROSS MARGIN........................................................      3,756,367      4,655,778
                                                                        -----------    -----------
OTHER INCOME:
Hibernia Joint Venture..............................................      2,762,086      2,181,113
Investment income...................................................        341,206        275,753
                                                                        -----------    -----------
                                                                          3,103,292      2,456,866
                                                                        -----------    -----------
EXPENSES:
Selling, general and administrative.................................      6,551,861      6,008,836
Interest............................................................         63,229        122,348
                                                                        -----------    -----------
                                                                          6,615,090      6,131,184
                                                                        -----------    -----------
EARNINGS BEFORE INCOME TAXES........................................        244,569        981,460
                                                                        -----------    -----------
Provision (credit) for income taxes (Note 13)
  Current...........................................................      1,086,901        142,908
  Deferred..........................................................       (921,637)       241,049
                                                                        -----------    -----------
                                                                            165,264        383,957
                                                                        -----------    -----------
NET EARNINGS........................................................    $    79,305    $   597,503
                                                                        ===========    ===========

        See accompanying notes to the consolidated financial statements

                           STEEN CONTRACTORS LIMITED
                 CONSOLIDATED STATEMENT OF CHANGES IN CASH FLOW
                     YEARS ENDED DECEMBER 31, 1994 AND 1993
                               (CANADIAN DOLLARS)

                                                                           1994           1993
                                                                        ----------     ----------
Cash provided (used) --
OPERATING ACTIVITIES:
Net earnings for the year...........................................    $   79,305     $  597,503
Add (deduct) items not affecting cash provided by (used in)
  operating activities
Earnings from unincorporated joint venture..........................    (2,762,086)    (2,181,113)
Depreciation and amortization.......................................       101,282        122,463
Deferred income taxes...............................................      (921,637)       241,049
Net change in non-cash operating elements of working capital
  Note 17)..........................................................     4,507,216     (2,576,998)
                                                                        ----------     ----------
                                                                         1,004,080     (3,797,096)
                                                                        ----------     ----------
INVESTING ACTIVITIES:
Increase in short-term investments and deposits.....................    (3,814,854)    (1,524,171)
(Increase) decrease -- advances to affiliated companies.............        (9,682)       942,814
Decrease in loan receivable.........................................        14,052         11,004
Drawings from unincorporated joint venture..........................     3,630,821      3,902,259
Additions to capital assets.........................................       (24,205)       (48,977)
Proceeds on disposal of capital assets..............................        --              2,100
                                                                        ----------     ----------
                                                                          (203,868)     3,285,029
                                                                        ----------     ----------
FINANCING ACTIVITIES:
Increase in bank indebtedness.......................................       619,724        543,010
Redemption of common shares.........................................    (1,000,000)        --
Repayment of note payable...........................................      (380,000)        --
Payments on long-term debt..........................................       (39,936)       (79,872)
                                                                        ----------     ----------
                                                                          (800,212)       463,138
                                                                        ----------     ----------
DECREASE IN CASH....................................................        --            (48,929)
CASH
Beginning of year...................................................        --             48,929
                                                                        ----------     ----------
End of year.........................................................    $   --         $   --
                                                                        ==========     ==========
SUPPLEMENTAL CASH FLOW INFORMATION
Cash paid during the year for:
  Interest..........................................................    $   63,229     $  122,348
  Taxes.............................................................    $  255,000     $  200,000

        See accompanying notes to the consolidated financial statements

                           STEEN CONTRACTORS LIMITED
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                     YEARS ENDED DECEMBER 31, 1994 AND 1993
                               (CANADIAN DOLLARS)

NOTE 1 -- SIGNIFICANT ACCOUNTING POLICIES:

     These financial statements have been prepared by management in accordance with accounting principles generally accepted in the United States.

     The company operates in one industry segment that being the mechanical contractors industry.

BASIS OF CONSOLIDATION

     The consolidated financial statements include the accounts of the company (Steen) and its wholly-owned subsidiaries, Les Entrepreneurs Becker Inc./Becker Contractors Inc. and Becker Contractors Limited (Becker Companies).

GROSS MARGIN RECOGNITION

     Income is recorded on contracts on the percentage-of-completion basis. Revenue is recorded as costs are incurred and gross margin is recognized on each contract, based on the percentage that incurred costs bear to estimated total costs. Provision is made for the entire amount of future estimated losses on contracts in progress.

SHORT-TERM INVESTMENTS AND DEPOSITS

     Short-term investments and deposits are stated at the lower of cost and fair market value.

VALUATION OF INVENTORIES

     Inventories are stated at the lower of cost (first-in, first-out method) and net realizable value.

INVESTMENT IN AFFILIATED COMPANY

     The company's investment in affiliated company is accounted for in the accompanying financial statements by the equity method whereby the investment is recorded at cost and the carrying value adjusted thereafter to include the company's pro rata share of earnings.

INVESTMENT IN UNINCORPORATED JOINT VENTURE

     The company's investment in an unincorporated joint venture is accounted for by the equity method whereby the investment is recorded at cost and the carrying value adjusted thereafter to include the company's pro rata share of earnings less drawings received. The company recognizes their share of the unincorporated joint venture's income based on the year ended January 31, 1995.

ADVANCES ON CONTRACTS

     Advances on contracts include advances and billings in excess of cost and percentage-of-profit recognized.

INCOME TAXES

     The Company follows statement of Financial Accounting Standards No. 109 "Accounting for Income Taxes" which requires that income taxes be accounted for under the liability method. Deferred taxes reflect the tax consequences on future years of differences between the tax bases of assets and liabilities and their financial reporting amounts. The company adopted FASB 109 at January 1, 1993 and such adoption had no significant impact on the company.

                           STEEN CONTRACTORS LIMITED
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                     YEARS ENDED DECEMBER 31, 1994 AND 1993
                               (CANADIAN DOLLARS)

AMORTIZATION

     Annual amortization rates adopted by the company are:

    On the declining balance method:
    Building.....................................................      5%
    Machinery and equipment......................................     20%
    Furniture and fixtures.......................................     20%
    Automobile and trucks........................................     30%
    Computer equipment...........................................     30%

     On the straight-line method:

     Leasehold improvements -- over the term of the lease

NOTE 2 -- SHORT-TERM INVESTMENTS AND DEPOSITS:

     The quoted values of these short-term investments for the years presented approximate their cost.

NOTE 3 -- INVENTORIES:

                                                                        1994             1993
                                                                     ----------       -----------
    Materials..................................................      $  698,945       $   730,012
    Contracts in progress......................................       7,437,572        32,551,515
    Actual advances............................................      (5,629,500)      (30,730,504)
                                                                     ----------       -----------
                                                                     $2,507,017       $ 2,551,023
                                                                     ==========       ===========

NOTE 4 -- ADVANCES TO AFFILIATED COMPANY:

                                                                        1994             1993
                                                                     ----------       -----------
    Air Science Corp...........................................      $  143,528       $   133,846
                                                                     ==========        ==========

     This advance is due on demand and bears interest at the prime rates.

NOTE 5 -- LOANS RECEIVABLE:

                                                                              1994          1993
                                                                             -------       -------
    3% loan repayable in monthly instalments of $872 including
       principal and interest, matures in 2001.........................      $50,759       $59,219
    7% loan repayable in monthly instalments of $930 plus interest,
      matures 1998.....................................................       21,436        27,028
                                                                             -------       -------
                                                                              72,195        86,247
    Current portion included in loans and Sundry receivable............       14,052        14,052
                                                                             -------       -------
                                                                             $58,143       $72,195
                                                                             =======       =======

                           STEEN CONTRACTORS LIMITED
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                     YEARS ENDED DECEMBER 31, 1994 AND 1993
                               (CANADIAN DOLLARS)

NOTE 6 -- INVESTMENTS:

                                                                              1994          1993
                                                                             -------       -------
    a)  50%-owned company:
         Air Science Corp..............................................      $    64       $    64
                                                                             =======       =======

     Air Science Corp. is a dormant company whose only asset is cash.

     b) The assets, liabilities, revenue, expenses, gross margin, and net earnings of its unincorporated joint venture for the years ended January 31, 1995 and 1994 are as follows:

                                                                        1995              1994
                                                                     -----------       ----------
         Assets................................................      $ 20,882,091       $24,470,784
         Liabilities...........................................      $ 29,318,584       $27,115,706
         Revenue...............................................      $125,210,278       $76,062,045
         Expenses..............................................      $111,001,849       $69,442,375
         Gross Margin..........................................      $ 12,828,239       $ 9,563,920
         Net Earnings..........................................      $ 14,208,429       $10,619,670

     The company is jointly and severally liable for all the liabilities of the joint venture. The unincorporated joint venture is a mechanical contractor and operates primarily in Newfoundland.

NOTE 7 -- CAPITAL ASSETS:

                                                                                1994
                                                         ---------------------------------------------------
                                                                           ACCUMULATED            NET BOOK
                                                           COST            AMORTIZATION            VALUE
                                                         ---------       ----------------       ------------
Building............................................     $  32,583          $   28,224            $  4,359
Machinery and equipment.............................     1,589,329           1,458,883             130,446
Furniture and fixtures..............................       454,096             402,428              51,668
Automobiles and trucks..............................       151,863             137,789              14,074
Computer equipment..................................       469,386             376,876              92,510
Leasehold improvements..............................       187,739             137,823              49,916
                                                        ----------          ----------            --------
                                                        $2,884,996          $2,542,023            $342,973
                                                        ==========          ==========            ========

                                                                                1993
                                                         ---------------------------------------------------
                                                                           ACCUMULATED            NET BOOK
                                                           COST            AMORTIZATION            VALUE
                                                         ---------       ----------------       ------------
Building............................................    $   32,583          $   27,995            $  4,588
Machinery and equipment.............................     1,588,066           1,428,336             159,730
Furniture and fixtures..............................       454,096             389,511              64,585
Automobiles and trucks..............................       148,858             134,740              14,118
Computer equipment..................................       454,512             337,231             117,281
Leasehold improvements..............................       187,739             127,991              59,748
                                                        ----------          ----------            --------
                                                        $2,865,854          $2,445,804            $420,050
                                                        ==========          ==========            ========

                           STEEN CONTRACTORS LIMITED
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                     YEARS ENDED DECEMBER 31, 1994 AND 1993
                               (CANADIAN DOLLARS)

NOTE 8 -- BANK INDEBTEDNESS:

     Bank indebtedness is under an operating credit facility with the company's bank which bears interest at the bank's prime-plus one-quarter.

     As security for bank indebtedness, the company has assigned its book debts.

NOTE 9 -- LOAN PAYABLE:

                                                                          1994            1993
                                                                        ---------       ---------
8% demand note payable to Simpkins Holdings Limited. This loan was
  fully repaid during the year....................................      $  --           $ 380,000
                                                                        =========       =========

NOTE 10 -- LONG-TERM DEBT:

                                                                          1994            1993
                                                                        ---------       ---------
10% note payable to Rutnor Investment Corp., maturing June 15,
  1994, repayable by equal quarterly instalments of $19,968 plus
  interest. This note was fully repaid during the year............      $  --           $  39,936
Current portion...................................................         --              39,936
                                                                        ---------       ---------
                                                                        $  --           $  --
                                                                        =========       =========

NOTE 11 -- DEFERRED INCOME TAXES:

     The components of the deferred income tax balance consist of timing differences between the recognition of income for accounting and tax purposes as follows:

                                                                          1994            1993
                                                                        ---------       ---------
Tax deferral of income
  Unincorporated joint venture....................................      $  955,659       $1,205,386
  Contract recognition............................................         276,396          948,306
                                                                        ----------       ----------
                                                                        $1,232,055       $2,153,692
                                                                        ==========       ==========

NOTE 12 -- CAPITAL STOCK:

Authorized without par value:

 Unlimited Class "A" voting redeemable and retractable (at the amount paid thereon)
  special shares
  Common shares

                                                                          1994            1993
                                                                        ---------       ---------
Issued and Fully Paid
  102 Class "A" shares............................................      $     102       $     102
  140 (160 - 1993) Common shares..................................        186,788         213,472
                                                                        ---------       ---------
                                                                        $ 186,890       $ 213,574
                                                                        =========       =========

     During the year the company redeemed 20 common shares for $1,000,000. The stated capital of the shares has been reduced by $26,684 and the excess of $973,316 has been charged to retained earnings.

                           STEEN CONTRACTORS LIMITED
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                     YEARS ENDED DECEMBER 31, 1994 AND 1993
                               (CANADIAN DOLLARS)

NOTE 13 -- INCOME TAXES:

     The difference between the Company's effective income tax rate and the statutory rate on earnings from operations is reconciled below:

                                                                          1994            1993
                                                                        ---------       ---------
    Income tax expense at statutory rate (45%)....................      $ 110,056       $ 441,657
    Income eligible for tax at less than statutory rate...........        (54,000)        (54,000)
    Other.........................................................        109,208          (3,700)
                                                                        ---------       ---------
                                                                        $ 165,264       $ 383,957
                                                                        =========       =========

NOTE 14 -- COMMITMENTS:

     a) The minimum annual rental payments for premises, payable under leases in effect at December 31, 1994 are approximately as follows:

          1995 -- $264,000
          1996 -- $195,750

     b) The minimum annual rental payments for leased equipment payable under leases in effect at December 31, 1994 are approximately as follows:

          1995 -- $266,000
          1996 -- $203,000
          1997 -- $158,000
          1998 -- $ 79,000
          1999 -- $  5,000

     c)   Rent expense during the year amounted to $288,986; 1993 -- $318,401.

NOTE 15 -- RELATED PARTY TRANSACTION:

     a) In addition to the company's share of the earnings of the unincorporated joint venture, included in contract revenue for the current year is approximately $390,000 (1993 -- $425,000) of charges to the joint venture for labour and costs provided. As at December 31, 1994, $21,043 (1993 -- $35,329) was due from the joint venture as a result of these charges and is subject to normal trade terms. The amount is included in accounts receivable.

     b) The company pays rent to affiliated companies for premises. During 1994, the total amounted to $229,500 (1993 -- $261,000).

     c) The company's advances from the unincorporated joint venture are non-interest bearing.

     d) Included in loans and sundry receivable is an amount due from an officer of the company in the amount of $225,000. Such amount is due on demand and is non-interest bearing.

NOTE 16 -- CONCENTRATION OF CREDIT RISK:

     Concentrations of credit risk with respect to trade receivables are limited due to the large number of customers comprising the company's customer base and the geographic dispersion of customers amongst Ontario, Quebec and the Maritime provinces of Canada. The company does not require collateral from its customers. As at December 31, 1994 and 1993, the company had no significant concentrations of credit risk.

                           STEEN CONTRACTORS LIMITED
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                     YEARS ENDED DECEMBER 31, 1994 AND 1993
                               (CANADIAN DOLLARS)


NOTE 17 -- NET CHANGE IN NON-CASH OPERATING ELEMENTS OF WORKING CAPITAL:

                                                                         1994             1993
                                                                       ---------       ----------
(Increase) decrease in accounts receivable.......................     $1,070,678      $  (874,523)
Decrease in inventories..........................................         44,006          722,240
(Increase) in loans and sundry receivable........................       (220,184)            (348)
(Increase) decrease in prepaid expenses..........................         20,524          (24,580)
(Increase) in cash surrender value of life insurance.............        (93,677)         (94,232)
(Decrease) increase in accounts payable..........................      2,239,815       (1,963,063)
(Decrease) increase in income taxes payable......................      1,171,094         (466,589)
Increase in advances on contracts................................        274,960          124,097
                                                                      ----------      -----------
                                                                      $4,507,216      $(2,576,998)
                                                                      ==========      ===========

                           STEEN CONTRACTORS LIMITED

                   INTERIM CONSOLIDATED FINANCIAL STATEMENTS

                              AS AT JUNE 30, 1995

                                   UNAUDITED

                               (CANADIAN DOLLARS)

                           STEEN CONTRACTORS LIMITED
                       INTERIM CONSOLIDATED BALANCE SHEET
                              AS AT JUNE 30, 1995
                                   UNAUDITED
                               (CANADIAN DOLLARS)

                                     ASSETS

CURRENT:
  Short-term investments and deposits...........................................      $ 6,257,435
  Accounts receivable...........................................................       20,026,855
  Loans receivable..............................................................           30,896
  Inventories...................................................................        2,210,923
  Deposit and prepaid expenses..................................................          236,277
  Cash surrender value of life insurance........................................        1,531,344
  Advances to affiliated company................................................          143,528
                                                                                      -----------
                                                                                       30,437,258
                                                                                      -----------
INVESTMENT IN AFFILIATED COMPANY................................................               64
                                                                                      -----------
OTHER:
  Loans receivable..............................................................           51,117
                                                                                      -----------
FIXED, At Cost..................................................................          358,932
                                                                                      -----------
                                                                                      $30,847,371
                                                                                      ===========

                           STEEN CONTRACTORS LIMITED
                       INTERIM CONSOLIDATED BALANCE SHEET
                              AS AT JUNE 30, 1995
                                   UNAUDITED
                               (CANADIAN DOLLARS)

                                  LIABILITIES

CURRENT:
  Bank indebtedness...............................................................    $   674,745
  Accounts payable and accrued liabilities........................................      6,948,475
  Advances on contracts...........................................................      6,461,761
  Income taxes payable............................................................        135,582
  Deferred income taxes...........................................................      1,174,579
  Advances from unincorporated joint venture......................................      4,345,415
                                                                                      -----------
                                                                                       19,740,557
                                                                                      -----------
                                      SHAREHOLDERS' EQUITY
CAPITAL STOCK.....................................................................        186,890
RETAINED EARNINGS.................................................................     10,919,924
                                                                                      -----------
                                                                                       11,106,814
                                                                                      -----------
                                                                                      $30,847,371
                                                                                      ===========

APPROVED ON BEHALF OF THE BOARD OF DIRECTORS

 ..............................................

 ..............................................

                           STEEN CONTRACTORS LIMITED
              INTERIM CONSOLIDATED STATEMENT OF RETAINED EARNINGS
                     FOR THE SIX MONTHS ENDED JUNE 30, 1995
                                   UNAUDITED
                               (CANADIAN DOLLARS)

Balance, beginning of year
  As previously reported........................................................      $10,455,091
  Adjustment to cash surrender
  Value of life insurance.......................................................         (149,772)
                                                                                      -----------
  As restated...................................................................       10,305,319
Earnings for the period.........................................................          614,605
                                                                                      -----------
Balance, end of period..........................................................      $10,919,924
                                                                                      ===========

                           STEEN CONTRACTORS LIMITED
                  INTERIM CONSOLIDATED STATEMENT OF OPERATIONS
                     FOR THE SIX MONTHS ENDED JUNE 30, 1995
                                   UNAUDITED
                               (CANADIAN DOLLARS)

CONTRACT REVENUE................................................................      $38,887,105
COST OF CONTRACTS...............................................................       34,569,452
                                                                                      -----------
GROSS MARGIN....................................................................        4,317,653
                                                                                      -----------
OTHER INCOME (LOSS):
  Hibernia Joint Venture........................................................          (29,965)
  Investment income.............................................................          326,105
                                                                                      -----------
                                                                                          296,140
                                                                                      -----------
EXPENSES:
  Selling, general and administrative...........................................        3,447,633
  Interest......................................................................           21,179
                                                                                      -----------
                                                                                        3,468,812
                                                                                      -----------
EARNINGS BEFORE INCOME TAXES....................................................        1,144,981
                                                                                      -----------
Provision (credit) for income taxes
  Current.......................................................................          587,853
  Deferred......................................................................          (57,477)
                                                                                      -----------
                                                                                          530,376
                                                                                      -----------
EARNINGS FOR THE PERIOD.........................................................      $   614,605
                                                                                      ===========

                           STEEN CONTRACTORS LIMITED
             INTERIM CONSOLIDATED STATEMENT OF CHANGES IN CASH FLOW
                     FOR THE SIX MONTHS ENDED JUNE 30, 1995
                                   UNAUDITED
                               (CANADIAN DOLLARS)

Cash provided (used) --
OPERATING ACTIVITIES:
  Earnings for the period.......................................................      $  614,605
  Add (deduct) items not affecting cash provided by (used in) operating activities.................................................................
  Loss from unincorporated joint venture........................................          29,965
  Depreciation and amortization.................................................          48,300
  Deferred income taxes.........................................................         (57,477)
  Net change in non-cash operating elements of working capital..................      (2,071,966)
  Adjustment to cash surrender value of life insurance..........................        (149,772)
                                                                                      -----------
                                                                                      (1,586,345)
                                                                                      ===========
INVESTING ACTIVITIES:
  Increase in short-term investments and deposits...............................        (918,410)
  Decrease in loans receivable..................................................           7,026
  Drawings from unincorporated joint venture....................................       3,049,977
  Additions to fixed assets.....................................................         (64,259)
                                                                                      -----------
                                                                                       2,074,334
                                                                                      -----------
FINANCING ACTIVITIES:
  Decrease in bank indebtedness.................................................        (487,989)
                                                                                      -----------
INCREASE IN CASH................................................................          --
CASH
  Beginning of period...........................................................          --
                                                                                      -----------
  End of period.................................................................      $   --
                                                                                      ===========
SUPPLEMENTAL CASH FLOW INFORMATION
  Cash paid during the year for:
     Interest...................................................................      $   21,179
     Taxes......................................................................      $  374,000

                               CEDAR GROUP, INC.
            UNAUDITED CONSOLIDATED PROFORMA STATEMENT OF OPERATIONS
                          9 MONTHS ENDED JUNE 30, 1995
                           (IN THOUSANDS OF DOLLARS)

                               STEEN
                             12 MONTHS         STEEN             STEEN             STEEN             STEEN
                               DEC.          9 MONTHS          3 MONTHS          3 MONTHS          6 MONTHS
                               31/94        SEPT. 30/94       DEC. 31/94        MARCH 31/95       MARCH 31/95
                              ($CDN)          ($CDN)            ($CDN)            ($CDN)            ($CDN)          F/X
                             ---------     -------------     -------------     -------------     -------------     ------
                                                                                                                   1.3874
SALES....................      50,295          36,232            14,063            16,056            30,119
                             --------        --------          --------          --------          --------
COST OF SALES............     (46,539)        (32,968)          (13,571)          (15,228)          (28,799)
SELLING, GENERAL AND
 ADMINISTRATIVE
 EXPENSES................      (6,552)         (4,347)           (2,205)           (2,227)           (4,432)
                             --------        --------          --------          --------          --------
                              (53,091)        (37,315)          (15,776)          (17,455)          (33,231)
                             --------        --------          --------          --------          --------
                               (2,796)         (1,083)           (1,713)           (1,399)           (3,112)
INCOME FROM OPERATIONS OF
 JOINT VENTURE...........       2,131           1,997               134               475               609
INTEREST INCOME
 (EXPENSES), NET.........         278             215                63               156               219
OTHER INCOME.............         631             447               184               177               361
                             --------        --------          --------          --------          --------
NET INCOME FROM
 OPERATIONS BEFORE TAXES
 AND MINORITY INTEREST...         244           1,576            (1,332)             (591)           (1,923)
                             --------        --------          --------          --------          --------
INCOME TAXES
 Current.................      (1,087)         (1,502)              415              (467)              (52)
 Deferred................         921             813               108               704               812
                             --------        --------          --------          --------          --------
                                 (166)           (689)              523               237               760
                             --------        --------          --------          --------          --------
NET INCOME BEFORE
 MINORITY INTEREST.......          78             887              (809)             (354)           (1,163)
MINORITY INTEREST --
 DIVIDENDS PREFF.
 SHARES..................           0               0                 0                 0                 0
MINORITY INTEREST --
 COMMON SHARES...........         (20)           (222)              202                89               291
                             --------        --------          --------          --------          --------
NET INCOME...............          58             665              (607)             (265)             (872)
                             ========        ========          ========          ========          ========
WEIGHTED AVERAGE SHARES
 OUTSTANDING.............
INCOME (LOSS) PER COMMON
 SHARES..................

                                                       CEDAR GROUP, INC.
                             STEEN                         PROFORMA
                           6 MONTHS      CEDAR 10Q       CONSOLIDATED
                             MARCH         JUNE            9 MONTHS
                             31/95         30/95          JUNE 30/95
                            ($U.S.)       ($U.S.)           ($U.S.)
                           ---------     ---------     -----------------
                                          NOTE 1

SALES....................     21,709       100,326            122,035
                          ----------    ----------         ----------
COST OF SALES............    (20,758)      (85,920)          (106,678)
SELLING, GENERAL AND
 ADMINISTRATIVE
 EXPENSES................     (3,194)      (10,093)           (13,287)
                          ----------    ----------         ----------
                             (23,952)      (96,013)          (119,965)
                          ----------    ----------         ----------
                              (2,243)        4,313              2,070
INCOME FROM OPERATIONS OF
 JOINT VENTURE...........        439           817              1,256
INTEREST INCOME
 (EXPENSES), NET.........        158           145                303
OTHER INCOME.............        260         1,740              2,000
                          ----------    ----------         ----------
NET INCOME FROM
 OPERATIONS BEFORE TAXES
 AND MINORITY INTEREST...     (1,386)        7,015              5,629
                          ----------    ----------         ----------
INCOME TAXES
 Current.................        (37)       (1,729)            (1,766)
 Deferred................        585             1                586
                          ----------    ----------         ----------
                                 548        (1,728)            (1,180)
                          ----------    ----------         ----------
NET INCOME BEFORE
 MINORITY INTEREST.......       (838)        5,287              4,449
MINORITY INTEREST --
 DIVIDENDS PREFF.
 SHARES..................          0           (70)               (70)
MINORITY INTEREST --
 COMMON SHARES...........        210          (159)                51
                          ----------    ----------         ----------
NET INCOME...............       (628)        5,058              4,430
                          ==========    ==========         ==========
WEIGHTED AVERAGE SHARES
 OUTSTANDING............. 14,245,678    14,245,678         14,245,678
                          ==========    ==========         ==========
INCOME (LOSS) PER COMMON
 SHARES..................      (0.04)         0.35               0.31
                          ==========    ==========         ==========

NOTE 1: CEDAR 10Q TO JUNE 30, 1995 INCLUDED STEEN RESULTS EFFECTIVE APRIL 1,
1995

                               CEDAR GROUP, INC.

            UNAUDITED CONSOLIDATED PROFORMA STATEMENT OF OPERATIONS

                       12 MONTHS ENDED SEPTEMBER 30, 1994
                           (IN THOUSANDS OF DOLLARS)

                                     STEEN             STEEN             STEEN             STEEN             STEEN
                                   12 MONTHS         9 MONTHS          3 MONTHS          9 MONTHS          12 MONTHS
                                   DEC. 31/93       SEPT. 30/93       DEC. 31/93        SEPT. 30/94       SEPT. 30/94
                                     ($CDN)           ($CDN)            ($CDN)            ($CDN)            ($CDN)          F/X
                                  ------------     -------------     -------------     -------------     -------------     ------
                                                                                                                           1,3549
SALES.........................        55,186           37,001            18,185            36,232            54,417
                                    --------         --------          --------          --------          --------
COST OF SALES.................       (50,530)         (33,259)          (17,271)          (32,969)          (50,240)
SELLING, GENERAL AND
 ADMINISTRATIVE EXPENSES......        (6,009)          (4,542)           (1,467)           (4,347)           (5,814)
                                    --------         --------          --------          --------          --------
                                     (56,539)         (37,801)          (18,738)          (37,316)          (56,054)
                                    --------         --------          --------          --------          --------
                                      (1,353)            (800)             (553)           (1,084)           (1,637)
INCOME FROM OPERATIONS OF
 JOINT VENTURE................         1,593            1,740              (147)            1,593             1,446
INTEREST INCOME (EXPENSES),
 NET..........................           154              234               (80)              215               135
OTHER INCOME..................           588              471               117               447               564
                                    --------         --------          --------          --------          --------
NET INCOME FROM OPERATIONS
 BEFORE TAXES AND MINORITY
 INTEREST.....................           982            1,645              (663)            1,171               508
                                    --------         --------          --------          --------          --------
INCOME TAXES
 Current......................          (143)            (219)               76            (1,502)           (1,426)
 Deferred.....................          (241)            (450)              209               995             1,204
                                    --------         --------          --------          --------          --------
                                        (384)            (669)              285              (507)             (222)
                                    --------         --------          --------          --------          --------
NET INCOME BEFORE MINORITY
 INTEREST.....................           598              976              (378)              664               286
MINORITY INTEREST -- DIVIDEND
 PREFERENCE SHARES............             0                0                 0                 0                 0
MINORITY INTEREST -- COMMON
 SHARES.......................          (150)            (244)               94              (166)              (72)
                                    --------         --------          --------          --------          --------
NET INCOME....................           448              732              (284)              498               214
                                    ========         ========          ========          ========          ========
WEIGHTED AVERAGE SHARES
 OUTSTANDING..................
INCOME (LOSS) PER COMMON
 SHARES.......................

                                                                    CEDAR GROUP, INC.
                                                                        PROFORMA
                                                                      CONSOLIDATED
                                  12 MONTHS         CEDAR 10K           12 MONTHS
                                 SEPT. 30/94       SEPT. 30/94         SEPT. 30/94
                                   ($U.S.)           ($U.S.)             ($U.S.)
                                -------------     -------------     -----------------

SALES.........................       40,163            67,959             108,122
                                  ---------         ---------           ---------
COST OF SALES.................      (37,080)          (59,295)            (96,375)
SELLING, GENERAL AND
 ADMINISTRATIVE EXPENSES......       (4,291)           (8,107)            (12,398)
                                  ---------         ---------           ---------
                                    (41,371)          (67,402)           (108,773)
                                  ---------         ---------           ---------
                                     (1,208)              557                (651)
INCOME FROM OPERATIONS OF
 JOINT VENTURE................        1,067                 0               1,067
INTEREST INCOME (EXPENSES),
 NET..........................          100              (341)               (241)
OTHER INCOME..................          416               767               1,183
                                  ---------         ---------           ---------
NET INCOME FROM OPERATIONS
 BEFORE TAXES AND MINORITY
 INTEREST.....................          375               983               1,358
                                  ---------         ---------           ---------
INCOME TAXES
 Current......................       (1,052)              (70)             (1,122)
 Deferred.....................          888              (230)                658
                                  ---------         ---------           ---------
                                       (164)             (300)               (464)
                                  ---------         ---------           ---------
NET INCOME BEFORE MINORITY
 INTEREST.....................          211               683                 894
MINORITY INTEREST -- DIVIDEND
 PREFERENCE SHARES............            0              (248)               (248)
MINORITY INTEREST -- COMMON
 SHARES.......................          (53)              (19)                (72)
                                  ---------         ---------           ---------
NET INCOME....................          158               416                 574
                                  =========         =========           =========
WEIGHTED AVERAGE SHARES
 OUTSTANDING..................    8,912,000         8,912,000           8,912,000
                                  =========         =========           =========
INCOME (LOSS) PER COMMON
 SHARES.......................         0.02              0.05                0.07
                                  =========         =========           =========